UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported):

May 15, 2009

Commission File Number	Exact Name of Registrant as Specified in Charter; State of Incorporation; Address and Telephone Number	IRS Employer Identification Number

1-14756	Ameren Corporation (Missouri Corporation) 1901 Chouteau Avenue St. Louis, Missouri 63103 (314) 621-3222	43-1723446

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.         Other Events.

On May 15, 2009, Ameren Corporation (“Ameren”), issued and sold $425,000,000 principal amount of its 8.875% senior notes due 2014 (the “Notes”), pursuant to a Registration Statement on Form S-3 (File No. 333-155416), which became effective on November 17, 2008, and a Prospectus Supplement dated May 12, 2009 to a Prospectus dated November 17, 2008.  Ameren received net offering proceeds of approximately $420 million.  Ameren intends to use the net offering proceeds, together with other corporate funds, to repay a portion of its short-term debt consisting of its borrowings under a $300 million term loan agreement and to provide such amounts, by way of a capital contribution, loan or otherwise, to CILCORP Inc., its wholly owned subsidiary, to permit CILCORP Inc. to repay the outstanding $123,755,000 aggregate principal amount of its 8.700% senior notes due 2009, which senior notes mature October 15, 2009.  Ameren is filing this Current Report on Form 8-K to report as exhibits certain documents in connection with that offering.

Item 9.01.         Financial Statements and Exhibits.

(d)    Exhibits.

*1.1

Underwriting Agreement, dated May 12, 2009, between Ameren and the several underwriters named therein, for whom BNP Paribas Securities Corp., J.P. Morgan Securities Inc. and UBS Securities LLC are acting as representatives.

**4.1

Indenture dated as of December 1, 2001, between Ameren and The Bank of New York Mellon Trust Company, N.A., as trustee (the “Trustee”) (Registration Statement on Form S-3, File No. 333-81774, Exhibit 4.5).

**4.2	First Supplemental Indenture, dated May 19, 2008, between Ameren and the Trustee (Quarterly Report on Form 10-Q for the quarter ended June 30, 2008, File No. 1-14756, Exhibit 4.1).

*4.3	Company Order establishing the Notes.

*4.4	Global Note.

*5.1	Opinion of Steven R. Sullivan, Esq., Senior Vice President, General Counsel and Secretary of Ameren, regarding the legality of the Notes (including consent).

*5.2	Opinion of Morgan, Lewis & Bockius LLP regarding the legality of the Notes (including consent).

*	Filed herewith.
**	Incorporated by reference as indicated.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

AMEREN CORPORATION
(Registrant)

	By:	/s/ Jerre E. Birdsong
Jerre E. Birdsong
Vice President and Treasurer

Date: May 15, 2009

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Exhibit Index

Exhibit No.	Description

*1.1

Underwriting Agreement, dated May 12, 2009, between Ameren and the several underwriters named therein, for whom BNP Paribas Securities Corp., J.P. Morgan Securities Inc. and UBS Securities LLC are acting as representatives.

**4.1

Indenture dated as of December 1, 2001, between Ameren and The Bank of New York Mellon Trust Company, N.A., as trustee (the “Trustee”) (Registration Statement on Form S-3, File No. 333-81774, Exhibit 4.5).

**4.2	First Supplemental Indenture, dated May 19, 2008, between Ameren and the Trustee (Quarterly Report on Form 10-Q for the quarter ended June 30, 2008, File No. 1-14756, Exhibit 4.1).

*4.3	Company Order establishing the Notes.

*4.4	Global Note.

*5.1	Opinion of Steven R. Sullivan, Esq., Senior Vice President, General Counsel and Secretary of Ameren, regarding the legality of the Notes (including consent).

*5.2	Opinion of Morgan, Lewis & Bockius LLP regarding the legality of the Notes (including consent).